SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 7, 2005
                                                          -------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


       South Carolina                   001-12669                 57-079935
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number          Identification No.)


         520 Gervais Street, Columbia, SC                          29201-3046
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    (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.       Entry into a Material Definitive Agreement.
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         SCBT Financial Corporation, a bank holding company whose leading bank subsidiary is South Carolina Bank and Trust, N.A., established two new Delaware trust subsidiaries, SCBT Capital Trust I and SCBT Capital Trust II, which completed the sale of an aggregate $20,000,000 of Preferred Securities on April 7, 2005. SCBT Capital Trust I issued $12,000,000 in trust preferred securities at a rate equal to the 3-month LIBOR rate plus a spread. The LIBOR rate, which adjusts quarterly, is currently 3.12313% per annum. SCBT Capital Trust II issued $8,000,000 in trust preferred securities at a rate fixed for the first five years at 6.37%, and thereafter at a rate equal to the 3-month LIBOR rate plus a spread. The trust preferred securities mature in 30 years, and can be called without penalty on or after June 30, 2010. The Forms of the Capital Security Certificates and the Common Security Certificates are included as Exhibits A-1 and A-2, respectively in the Amended and Restated Declarations of Trust, attached hereto as Exhibits 10.3 and 10.6.


Item 9.01.        Financial Statements and Exhibits.
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                  (c) Exhibits. Copies of the Indentures, the Guarantee
Agreements and the Amended and Restated Declarations of Trust relating to the trust preferred issuances by SCBT Capital Trust I and SCBT Capital Trust II are attached hereto as Exhibits.

    Exhibit No.                              Description
    -----------     ------------------------------------------------------------


     10.1 Indenture between SCBT Financial Corporation and Wilmington Trust company, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

     10.2 Guarantee Agreement between SCBT Financial Corporation and Wilmington Trust Company.

     10.3 Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrators Named therein, including exhibits containing the related forms of the SCBT Capital Trust I Common Securities Certificate and the Preferred Securities Certificate.

     10.4 Indenture between SCBT Financial Corporation and Wilmington Trust company, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

     10.5 Guarantee Agreement between SCBT Financial Corporation and Wilmington Trust Company.

     10.6 Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrators Named therein, including exhibits containing the related forms of the SCBT Capital Trust II Common Securities Certificate and the Preferred Securities Certificate.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SCBT FINANCIAL CORPORATION



                                                   /s/ Richard C. Mathis
                                                   ---------------------
                                                   Richard C. Mathis
                                                   Executive Vice President and
                                                   Chief Financial Officer

Date:  April 13, 2005

                                INDEX TO EXHIBITS
                                -----------------

    Exhibit No.                              Description
    -----------     ------------------------------------------------------------
    -----------     ------------------------------------------------------------


     10.1 Indenture between SCBT Financial Corporation and Wilmington Trust company, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

     10.2 Guarantee Agreement between SCBT Financial Corporation and Wilmington Trust Company.

     10.3 Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrators Named therein, including exhibits containing the related forms of the SCBT Capital Trust I Common Securities Certificate and the Preferred Securities Certificate.

     10.4 Indenture between SCBT Financial Corporation and Wilmington Trust company, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

     10.5 Guarantee Agreement between SCBT Financial Corporation and Wilmington Trust Company.

     10.6 Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrators Named therein, including exhibits containing the related forms of the SCBT Capital Trust II Common Securities Certificate and the Preferred Securities Certificate.